--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
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CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           EMERGING GROWTH PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Emerging Growth Portfolio invests primarily in growth-oriented common stocks of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have gross revenues ranging from $10 million to $750 million.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 29.71%, as compared to 38.78% for the NASDAQ Composite Index for the same period. Total returns for the twelve months ended September 30, 1995 and the average annual total return for the five-year period ended September 30, 1995 and for the period from inception on November 1, 1989 through September 30, 1995 were 30.61%, 18.11% and 13.44%, respectively, compared to 36.54%, 24.81%
and 15.04% for the NASDAQ Composite Index for the same periods.

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX(1)
---------------------------------------

                                     TOTAL RETURNS(2)
                 ---------------------------------------------------------
                                              AVERAGE         AVERAGE
                                              ANNUAL        ANNUAL SINCE
                    YTD        ONE YEAR     FIVE YEARS       INCEPTION
                 ----------  ------------  -------------  ----------------
PORTFOLIO......      29.71%       30.61%         18.11%          13.44%
INDEX..........      38.78        36.54          24.81           15.04

1. The NASDAQ Composite Index is an unmanaged index of common stocks.

2. Total    returns   for   the   Portfolio    reflect   expenses   waived   and
reimbursed,  if   applicable,  by   the  Adviser.   Without  such   waiver   and
   reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance of the Portfolio during the quarter ending in September was outstanding on an absolute basis and relative to the benchmark indicies. In the three months ended September 30, 1995, the net asset value of the Portfolio increased 14.6%. The third quarter of the year was very good for U.S. equities in general and small capitalization stocks outperformed large capitalization companies. The background of moderate economic growth, low inflation, and a downward trend in interest rates provided the perfect stage for a strong stock market.

In the world of emerging growth stocks, the most notable development in the third quarter was the broadening of performance from technology stocks to other sectors of the universe. During the first half of 1995, the market was dominated by technology stocks, which outperformed all other sectors by a wide margin. Technology continued to perform well in the third quarter, but other sectors also produced excellent returns. The four major investment areas of the Emerging Growth Portfolio are technology, health care, consumer, and business/ financial services. The returns from these four sectors were remarkably close during the September quarter. While technology is the largest part of the Portfolio at a 32% weighting, approximately 60%-70% of the Portfolio is in the other areas so their improved performance was a real plus.

                                                       THIRD
                                      PORTFOLIO       QUARTER
SECTOR                                WEIGHTING     PERFORMANCE
----------------------------------  -------------  -------------
Technology........................        31.8%         +16.4%
Health Care.......................        19.7          +16.7
Consumer..........................        19.1          +14.9
Business/Financial Services.......        18.0          +14.9

In our last quarterly letter, we indicated that there were clearly some excesses developing in technology stocks. We continue to believe that the enormous growth opportunities in technology warrant a meaningful portfolio exposure as a long-term investment strategy, but the developing short-term excesses also argue for increased stock selectivity and avoiding the risk that any higher weighting in technology would entail. We have been selectively pruning technology stocks (e.g. Compuware, EMC, Banyan Systems, Progress Software) to keep the weighting down near 30% and adding new stocks such as American Medical Response and Promus Hotel Corporation in the non-technology sectors. Overall, we think the broadening of performance to other areas beside technology is healthy for the market longer term. Looking ahead, we believe a well diversified emerging growth portfolio will be best positioned to outperform.

At the end of September, the Portfolio was diversified in 60 stocks with a cash reserve of 6.6% of net assets. The total net assets of the Portfolio was $153.9 million. The ten largest holdings in the Portfolio comprised 30.2% of the net assets.

TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                  NET ASSETS
                                                 -------------
Xilinx.........................................         4.4%
Informix.......................................         3.8
Linear Technology..............................         3.8
Maxim Integrated Products......................         3.4
CUC International..............................         3.2
First Financial Management.....................         2.5
SunGard Data Systems...........................         2.4
Viking Office Products.........................         2.3
HEALTHSOUTH Rehabilitation.....................         2.2
Cintas.........................................         2.2
                                                      ---
                                                       30.2%

The Portfolio's total return has now been positive for five consecutive quarters for a total gain of 46.9% in 15 months. It is reasonable to assume that some short-term correction is possible, particularly in technology stocks. However, we continue to believe that 1995 and 1996 will be outstanding years for emerging growth stock performance.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

                                                   VALUE
 SHARES                                            (000)
--------                                         ---------
COMMON STOCKS (93.7%)
  CAPITAL GOODS/CONSTRUCTION (0.7%)
    ENVIRONMENTAL CONTROLS (0.7%)
  50,000    Western Waste Industries             $   1,000
                                                 ---------
  CONSUMER-CYCLICAL (19.1%)
    FOOD SERVICE & LODGING (5.5%)
  50,600    Cheesecake Factory, Inc.                 1,341
  60,000    HFS, Inc.                                3,142
  90,000    ShoLodge, Inc.                           1,215
 127,500    Sonic Corp.                              2,805
                                                 ---------
                                                     8,503
                                                 ---------
    GAMING & LODGING (0.8%)
  55,800    Promus Hotel Corp.                       1,269
                                                 ---------
    PRINTING & PUBLISHING (2.6%)
  50,000    Lee Enterprises, Inc.                    2,168
  29,700    Scholastic Corp.                         1,864
                                                 ---------
                                                     4,032
                                                 ---------
    RETAIL-GENERAL (10.2%)
 100,000    Bed, Bath & Beyond, Inc.                 3,025
 110,000    Central Tractor Farm &
             Country, Inc.                           1,238
  70,000    General Nutrition Cos., Inc.             3,185
  75,000    Heilig Meyers Co.                        1,744
  30,000    Kohl's Corp.                             1,556
  80,000    Lechters, Inc.                             880
  75,000    OfficeMax, Inc.                          1,819
  44,000    Sunglass Hut International, Inc.         2,200
                                                 ---------
                                                    15,647
                                                 ---------
  TOTAL CONSUMER-CYCLICAL                           29,451
                                                 ---------
  CONSUMER-STAPLES (25.6%)
    DRUGS (5.9%)
  60,000    Forest Laboratories, Inc.                2,670
  50,000    Genzyme Corp. - General Division         2,875
  80,000    Immucor, Inc.                            1,090
  55,000    Scherer (R.P.) Corp.                     2,385
                                                 ---------
                                                     9,020
                                                 ---------
    HEALTH CARE SUPPLIES & SERVICES (19.7%)
  50,000    American Medical Response, Inc.          1,419
  60,000    Arrow International, Inc.                2,535
  55,000    Ballard Medical Products                   901
 120,000    Biomet, Inc.                             2,070
  60,000    CRA Managed Care, Inc.                   1,297
 100,000    Haemonetics Corp.                        2,300
  97,500    Health Management Systems, Inc.          2,681
  60,000    Healthsource, Inc.                       2,888
 130,000    HEALTHSOUTH Rehabilitation Corp.         3,315

                                                   VALUE
 SHARES                                            (000)
--------                                         ---------
  65,000    IDEXX Laboratories, Inc.             $   2,421
 100,000    Mariner Health Group, Inc.               1,413
  75,000    Research Industries Corp.                2,184
  75,000    Vencor, Inc.                             2,400
  80,000    Vivra, Inc.                              2,540
                                                 ---------
                                                    30,364
                                                 ---------
  TOTAL CONSUMER-STAPLES                            39,384
                                                 ---------
  FINANCE (5.6%)
    FINANCIAL SERVICES (3.0%)
 100,000    Cash America International, Inc.           688
  40,000    First Financial Management Corp.         3,905
                                                 ---------
                                                     4,593
                                                 ---------
    INSURANCE (2.6%)
  55,000    Mutual Risk Management Ltd.              2,172
  50,000    NAC Re Corp.                             1,813
                                                 ---------
                                                     3,985
                                                 ---------
  TOTAL FINANCE                                      8,578
                                                 ---------
  MATERIALS (2.3%)
    MISCELLANEOUS (2.3%)
  85,000    Viking Office Products, Inc.             3,549
                                                 ---------
  SERVICES (8.6%)
    PROFESSIONAL SERVICES (8.6%)
  75,000    Cintas Corp.                             3,262
 142,500    CUC International, Inc.                  4,970
 115,000    G & K Services, Inc., Class A            2,674
  58,300    Premier Industrial Corp.                 1,458
  46,800    Vallen Corp.                               889
                                                 ---------
  TOTAL SERVICES                                    13,253
                                                 ---------
  TECHNOLOGY (31.8%)
    ELECTRONICS (18.1%)
  35,000    Electroglas, Inc.                        2,385
  67,500    Fusion Systems Corp.                     1,974
  75,000    Level One Communications, Inc.           1,725
 140,000    Linear Technology, Inc.                  5,810
  70,000    Maxim Integrated Products, Inc.          5,180
  40,000    Microchip Technology, Inc.               1,515
  75,000    Molex, Inc., Class A                     2,512
 142,200    Xilinx, Inc.                             6,843
                                                 ---------
                                                    27,944
                                                 ---------
    OFFICE EQUIPMENT (12.7%)
  25,000    Adobe Systems, Inc.                      1,294
  85,000    BISYS Group, Inc.                        2,167
 100,000    Concord EFS Corp.                        2,975
 180,000    Informix Corp.                           5,850
  26,300    Progress Software Corp.                  1,749
  60,000    SPS Transaction Services, Inc.           1,740

                                                   VALUE
 SHARES                                            (000)
--------                                         ---------
    OFFICE EQUIPMENT (CONTINUED)
 130,000    SunGard Data Systems, Inc.           $   3,738
                                                 ---------
                                                    19,513
                                                 ---------
    TELECOMMUNICATIONS (1.0%)
  50,000    Mobile Telecommunications
             Technologies Corp.                      1,544
                                                 ---------
  TOTAL TECHNOLOGY                                  49,001
                                                 ---------
TOTAL COMMON STOCKS (Cost $85,336)                 144,216
                                                 ---------

  FACE
 AMOUNT                                            VALUE
 (000)                                             (000)
--------                                         ---------
SHORT-TERM INVESTMENT (6.6%)
  REPURCHASE AGREEMENT (6.6%)
$ 10,209    Chase Manhattan Bank, N.A. 6.00%,
             dated 9/29/95, due 10/02/95, to
             be repurchased at $10,214,
             collateralized by $9,165 United
             States Treasury Bonds 7.625%, due
             11/15/22, valued at $10,414 (Cost
             $10,209)                            $  10,209
                                                 ---------
TOTAL INVESTMENTS (100.3%) (Cost $95,545)          154,425
                                                 ---------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                                          37
  Liabilities                                         (601)
                                                 ---------
                                                      (564)
                                                 ---------

NET ASSETS (100%)                                $ 153,861
                                                 ---------
                                                 ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
  Applicable to 7,357,346 outstanding $.001
  par value shares (authorized 500,000,000
  shares)                                        $   20.91
                                                 ---------
                                                 ---------